EXHIBIT F

Consent of Independent Auditors

To the Board of Directors of
the European Investment Bank
(the “EIB”)

We consent to the use of our reports dated March 29, 2023, with respect to:

(i)
the unconsolidated financial statements of the EIB as of and for the year ended December 31, 2022, prepared in accordance with the general principles of Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006 (the “Directives”);

(ii)	the consolidated financial statements of the EIB as of and for the year ended December 31, 2022, prepared in accordance with the Directives; and

(iii)
the consolidated financial statements of the EIB as of and for the year ended December 31, 2022, prepared in accordance with International Financial Reporting Standards as adopted by the European Union (“IFRS”), which reports appear in Exhibit I of the EIB’s annual report on Form 18-K for the fiscal year ended December 31, 2022, incorporated herein by reference.

We also consent to the use of our reports dated March 10, 2022, with respect to:

(i)	the unconsolidated financial statements of the EIB as of and for the year ended December 31, 2021, prepared in accordance with the Directives;
(ii)	the consolidated financial statements of the EIB as of and for the year ended December 31, 2021, prepared in accordance with the Directives; and
(iii)	the consolidated financial statements of the EIB as of and for the year ended December 31, 2021, prepared in accordance with IFRS, which reports appear in Exhibit I of the EIB’s annual report on Form 18-K for the fiscal year ended December 31, 2021, incorporated herein by reference.

We also consent to the reference to our firm under the heading “Experts” in the Registration Statement and related prospectus of the EIB.

Luxembourg, September 26, 2023

/s/ KPMG AUDIT SOCIÉTÉ À RESPONSABILITÉ LIMITÉE
KPMG Audit Société à responsabilité limitée